EXHIBIT 24




                                POWER OF ATTORNEY

         American Express Company, a New York corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Richard Karl Goeltz, Louise M. Parent and Stephen P. Norman, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the proposed registration of up to 52,970,000 Common Shares, par value $.60 per share, that may be issued pursuant to the American Express Company 1998 Incentive Compensation Plan: a registration statement under the Securities Act of 1933, as amended, including any amendments thereto on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in counterparts.

         IN WITNESS WHEREOF, American Express Company has caused this Power of Attorney to be executed in its name by its Vice Chairman and Chief Financial Officer and its corporate seal to be affixed and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 27th day of April, 1998.

                                            AMERICAN EXPRESS COMPANY

                                            By:/s/ Richard Karl Goeltz
                                                   Richard Karl Goeltz
                                                   Vice Chairman and
                                                     Chief Financial Officer

[CORPORATE SEAL]

Attest

/s/ Stephen P. Norman
Stephen P. Norman
Secretary
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By /s/ Harvey Golub                             By /s/ Charles W. Duncan, Jr.
-------------------------------                 -------------------------------
Harvey Golub                                    Charles W. Duncan, Jr.
Chairman, Chief Executive                       Director
     Officer and Director


By /s/ Kenneth I. Chenault                      By /s/ Beverly Sills Greenough
-------------------------------                 -------------------------------
Kenneth I. Chenault                             Beverly Sills Greenough
President, Chief Operating                      Director
     Officer and Director


By /s/ Richard Karl Goeltz                      By /s/ F. Ross Johnson
-------------------------------                 -------------------------------
Richard Karl Goeltz                             F. Ross Johnson
Vice Chairman and                               Director
     Chief Financial Officer


By /s/ Daniel T. Henry                          By
-------------------------------                 -------------------------------
Daniel T. Henry                                 Vernon E. Jordan, Jr.
Senior Vice President and                       Director
      Comptroller


By /s/ Daniel F. Akerson                        By
-------------------------------                 -------------------------------
Daniel F. Akerson                               Jan Leschly
Director                                        Director


By /s/Anne L. Armstrong                         By
-------------------------------                 -------------------------------
Anne L. Armstrong                               Drew Lewis
Director                                        Director


By                                              By /s/ Frank P. Popoff
-------------------------------                 -------------------------------
Edwin L. Artzt                                  Frank P. Popoff
Director                                        Director


By /s/ William G. Bowen
-------------------------------
William G. Bowen
Director
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